UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 6, 2025
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 1.01. Entry into a Material Definitive Agreement

On August 6, 2025, Alaska Air Group, Inc. (the “Company”), entered into the First Amendment (the “Amendment”) to the Term Loan Credit and Guaranty Agreement, dated as of October 15, 2024 (the “Loyalty Term Loan Facility”), by and among AS Mileage Plan IP, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower; Alaska Airlines, Inc., an Alaska corporation and AS Mileage Plan Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, together with the Company, as guarantors; the consenting lenders party thereto; Bank of America, N.A., as replacement lender; and Bank of America, N.A., as administrative agent.

The Amendment provides, among other things, for a repricing of the loans under the Loyalty Term Loan Facility. Pursuant to the Amendment, such loans will bear interest at a variable rate equal to Term SOFR (as defined in the Loyalty Term Loan Facility), subject to a floor of zero, plus an applicable margin of 1.75%, or if the Alternate Base Rate (as defined in the Loyalty Term Loan Facility) applies, the Alternate Base Rate, subject to a 1.00% floor, plus an applicable margin of 0.75%.

The description of the Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

4.1	First Amendment to the Term Loan Credit and Guaranty Agreement, dated as of August 6, 2025, by and among Alaska Air Group, Inc., AS Mileage Plan IP, Ltd., Alaska Airlines, Inc., AS Mileage Plan Holdings Ltd., the consenting lenders party thereto and Bank of America, N.A.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: August 6, 2025

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary